SENTINEL GROUP FUNDS, INC.
                           __________________________

                             ARTICLES SUPPLEMENTARY

SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 ("Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

     FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation ("Board of Directors") by the charter ("Charter"), the Board of Directors, at a meeting duly convened and held on June 7, 2007, adopted resolutions reclassifying and designating:

     1. 40,000,000 authorized but unissued shares of Common Stock, par value $0.01 per share (the "Common Stock") without further classification or designation as Class A shares of Sentinel Small/Mid Cap Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

     2. 40,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class C shares of Sentinel Small/Mid Cap Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

     3. 40,000,000 authorized but unissued shares of Common Stock with out further classification or designation as Class I shares of Sentinel Small/Mid Cap Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as Common Stock as set forth in the Charter.

THIRD: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,550,000,000, of which 175,000,000 are shares of Common Stock without further classification or designation and 2,375,000,000 are shares of Common Stock classified and designated as follows:


Class A                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  40,000,000
Sentinel Capital Growth Fund                                                            40,000,000
Sentinel Common Stock Fund                                                              75,000,000
Sentinel Conservative Allocation Fund                                                   20,000,000
Sentinel Georgia Municipal Bond Fund                                                    40,000,000
Sentinel Government Securities Fund                                                     90,000,000
Sentinel Growth Leaders Fund                                                            20,000,000
Sentinel High Yield Bond Fund                                                           30,000,000
Sentinel International Equity Fund                                                      15,000,000
Sentinel Mid Cap Growth Fund                                                            45,000,000
Sentinel Mid Cap Value Fund                                                             40,000,000
Sentinel Short Maturity Government Fund                                                 70,000,000
Sentinel Small Company Fund                                                            160,000,000
Sentinel U.S. Treasury Money Market Fund                                               750,000,000



Class B                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  20,000,000
Sentinel Common Stock Fund                                                              20,000,000
Sentinel Conservative Allocation Fund                                                   10,000,000
Sentinel High Yield Bond Fund                                                           20,000,000
Sentinel International Equity Fund                                                      20,000,000
Sentinel Mid Cap Growth Fund                                                            20,000,000
Sentinel Small Company Fund                                                             40,000,000
Sentinel U.S. Treasury Money Market Fund                                               100,000,000

Class C                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  10,000,000
Sentinel Capital Growth Fund                                                            40,000,000
Sentinel Common Stock Fund                                                              10,000,000
Sentinel Conservative Allocation Fund                                                   10,000,000
Sentinel Government Securities Fund                                                     20,000,000
Sentinel Growth Leaders Fund                                                            20,000,000
Sentinel High Yield Bond Fund                                                           10,000,000
Sentinel International Equity Fund                                                      10,000,000
Sentinel Mid Cap Growth Fund                                                            30,000,000
Sentinel Mid Cap Value Fund                                                             40,000,000
Sentinel Short Maturity Government Fund                                                 20,000,000
Sentinel Small Company Fund                                                             40,000,000

Class D                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  20,000,000

Class I                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  40,000,000
Sentinel Capital Growth Fund                                                            40,000,000
Sentinel Common Stock Fund                                                              40,000,000
Sentinel Georgia Municipal Bond Fund                                                    40,000,000
Sentinel Government Securities Fund                                                     40,000,000
Sentinel Growth Leaders Fund                                                            40,000,000
Sentinel International Equity Fund                                                      40,000,000
Sentinel Mid Cap Growth Fund                                                            40,000,000
Sentinel Mid Cap Value Fund                                                             40,000,000
Sentinel Small Company Fund                                                             40,000,000



Class S                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Short Maturity Government Fund                                                 50,000,000

FOURTH: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of number of authorized shares of Common Stock is 2,550,000,000, of which 55,000,000 are shares of Common Stock without further classification or designation and 2,495,000,000 are shares of Common Stock classified and designated as follows:

Class A                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  40,000,000
Sentinel Capital Growth Fund                                                            40,000,000
Sentinel Common Stock Fund                                                              75,000,000
Sentinel Conservative Allocation Fund                                                   20,000,000
Sentinel Georgia Municipal Bond Fund                                                    40,000,000
Sentinel Government Securities Fund                                                     90,000,000
Sentinel Growth Leaders Fund                                                            20,000,000
Sentinel High Yield Bond Fund                                                           30,000,000
Sentinel International Equity Fund                                                      15,000,000
Sentinel Mid Cap Growth Fund                                                            45,000,000
Sentinel Mid Cap Value Fund                                                             40,000,000
Sentinel Short Maturity Government Fund                                                 70,000,000
Sentinel Small Company Fund                                                            160,000,000
Sentinel Small/Mid Cap Fund                                                             40,000,000
Sentinel U.S. Treasury Money Market Fund                                               750,000,000

Class B                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  20,000,000
Sentinel Common Stock Fund                                                              20,000,000
Sentinel Conservative Allocation Fund                                                   10,000,000
Sentinel High Yield Bond Fund                                                           20,000,000
Sentinel International Equity Fund                                                      20,000,000
Sentinel Mid Cap Growth Fund                                                            20,000,000
Sentinel Small Company Fund                                                             40,000,000
Sentinel U.S. Treasury Money Market Fund                                               100,000,000

Class C                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  10,000,000
Sentinel Capital Growth Fund                                                            40,000,000
Sentinel Common Stock Fund                                                              10,000,000
Sentinel Conservative Allocation Fund                                                   10,000,000
Sentinel Government Securities Fund                                                     20,000,000
Sentinel Growth Leaders Fund                                                            20,000,000
Sentinel High Yield Bond Fund                                                           10,000,000
Sentinel International Equity Fund                                                      10,000,000
Sentinel Mid Cap Growth Fund                                                            30,000,000
Sentinel Mid Cap Value Fund                                                             40,000,000
Sentinel Short Maturity Government Fund                                                 20,000,000
Sentinel Small Company Fund                                                             40,000,000
Sentinel Small/Mid Cap Fund                                                             40,000,000



Class D                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  20,000,000

Class I                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Balanced Fund                                                                  40,000,000
Sentinel Capital Growth Fund                                                            40,000,000
Sentinel Common Stock Fund                                                              40,000,000
Sentinel Georgia Municipal Bond Fund                                                    40,000,000
Sentinel Government Securities Fund                                                     40,000,000
Sentinel Growth Leaders Fund                                                            40,000,000
Sentinel International Equity Fund                                                      40,000,000
Sentinel Mid Cap Growth Fund                                                            40,000,000
Sentinel Mid Cap Value Fund                                                             40,000,000
Sentinel Small Company Fund                                                             40,000,000
Sentinel Small/Mid Cap Fund                                                             40,000,000

Class S                                                                         Number of Shares Allocated
_______                                                                         __________________________

Sentinel Short Maturity Government Fund                                                 50,000,000



FIFTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of the 19th day of June, 2007.

ATTEST:                                     SENTINEL GROUP FUNDS, INC.

By: s/ Kerry A. Jung                                 By: s/ Thomas P. Malone
    ________________                                     ___________________

  Kerry A. Jung                                        Thomas P. Malone
  Secretary                                            Vice President